Innealta Capital Country Rotation Portfolio

Class 1 Shares

Class 2 Shares

Innealta Capital Sector Rotation Portfolio

Class 1 Shares

Class 2 Shares

Prospectus

September 29, 2013

This Prospectus provides important information about the Portfolios that you should know before investing. Please read it carefully and keep it for future reference

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Innealta Capital

Country Rotation Portfolio

Sector Rotation Portfolio

TABLE OF CONTENTS

SUMMARY SECTION – INNEALTA CAPITAL COUNTRY ROTATION PORTFOLIO	1
SUMMARY SECTION – INNEALTA CAPITAL SECTOR ROTATION PORTFOLIO	6
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISK	10
INVESTMENT OBJECTIVES	11
PRINCIPAL INVESTMENT STRATEGIES	11
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS	13
PORTFOLIO HOLDINGS INFORMATION	18
MANAGEMENT OF THE PORTFOLIOS	18
THE ADVISER	18
PORTFOLIO MANAGER	18
SHAREHOLDER INFORMATION	19
DESCRIPTION OF SHARE CLASSES	19
SHARE PRICE	19
HOW TO PURCHASE AND REDEEM SHARES	20
DISTRIBUTIONS AND TAXES	21
FREQUENT PURCHASES AND REDEMPTION OF PORTFOLIO SHARES	22
DISTRIBUTION OF PORTFOLIO SHARES	23
VOTING AND MEETINGS	24
FINANCIAL HIGHLIGHTS	25

Summary Section – Innealta Capital Country Rotation Portfolio

Investment Objective.  The investment objectives of the Innealta Capital Country Rotation Portfolio (the “Fund” or “Portfolio”) are capital appreciation and current income, consistent with the preservation of capital.

Fees and Expenses of the Fund.  This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1	Class 2
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.42%	0.42%
Acquired Fund Fees and Expenses (2)	0.23%	0.23%
Total Annual Fund Operating Expenses	1.65%	1.90%
Fee Waiver/Expense Reimbursement	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.47%	1.72%

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

 (2) This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

 (3) Pursuant to an operating expense limitation agreement between AFAM Capital, Inc. (the Innealta Capital division) (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, dividends on short positions (if any) and Acquired Fund Fees and Expenses) for the Fund do not exceed 1.24%, and 1.49%, of the Fund’s average net assets, for Class 1 and Class 2 shares, respectively, through September 30, 2014, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  However, each insurance contract and separate account involves fees and expenses that are not included in the Example.  If these fees and expenses were included in the Example, your overall expenses would be higher.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Class 1	$150	$503
Class 2	$175	$580

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Portfolio's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies.  The Fund utilizes a fund of funds structure, investing primarily in exchange-traded funds (“ETFs”).  Using a proprietary model, the Fund allocates its portfolio among ETFs that represent the non-U.S. country equity markets listed below as well as direct or indirect investment in income or alternative asset classes (such as, but not limited to, commodities, real estate, currencies and volatility-linked securities). Under normal market conditions, the Adviser does not anticipate investing more than 25% of its assets in any single country equity market and may be invested in any number of country equity markets .  The Fund may also invest in leveraged ETFs (to amplify returns on ETFs that the Adviser believes are particularly likely to produce positive returns) and inverse and inverse leveraged ETFs (for hedging and risk reduction), as well as ETFs that represent derivatives based on one or more of the aforementioned asset classes.  Further, the Fund may invest in ETFs that track volatility in the market place, for example, the return volatility of the S&P 500 Index.  For temporary defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset classes, at which point the Fund may not achieve its investment objective.

The Fund’s strategy is based on a proprietary tactical asset allocation model that invests in non-U.S. country equity markets based on the specific risk/reward characteristics of each individual market by investing in representative ETFs.  The countries analyzed for investment include but are not limited to: (1) Australia, (2) Austria, (3) Belgium, (4) Brazil, (5) Canada, (6) China, (7) Colombia, (8) Egypt, (9) France, (10) Germany, (11) Greece, (12) Hong Kong, (13) India, (14) Indonesia, (15) Ireland, (16) Israel, (17) Italy, (18) Japan, (19) Korea, (20) Malaysia, (21) Mexico, (22) Netherlands, (23) New Zealand, (24) Norway, (25) Peru, (26) Philippines, (27) Poland, (28) Russia, (29) Singapore, (30) South Africa, (31) Spain, (32) Sweden, (33) Switzerland, (34) Taiwan, (35) Thailand, (36) Turkey, and (37) the United Kingdom.

The Fund’s strategy is based on an approach that seeks to balance the trade-off between return generation and risk control. The process incorporates variables that the Adviser believes have predictive capabilities with respect to equity performance. The Adviser’s Investment Committee analyzes these variables daily on an individual equity market basis. Where the Adviser’s Investment Committee finds the prospective risk-relative return of a given specific country-representative equity exposure to be superior to that of fixed income or an alternative asset class, an allocation is made to the country-representative ETF.  If inferior, the allocation is made to fixed income or alternative asset classes. This strategy seeks to provide higher returns relative to the Barclays Capital U.S. Aggregate Bond Index over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

The Fund’s equity exposures within the country-representative ETFs may include, but are not limited to common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets.  Within fixed income, exposures may include, but are not limited to, those of governments, government agencies, asset-backed securities, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The Fund is not intended to be a complete investment program.  The principal risks of investing in the Fund are:

•

General Risks. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Fund.

•

Exchange Traded Funds Risk. Investment in an exchange traded fund (ETF) carries security specific risk and the market risk. Each ETF is designed to track an underlying index, as specified by the sponsor of such ETF.  Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

•

Equity Securities Risks. The Fund invests in ETFs that hold common stock, which subjects the Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Fixed Income Securities Risk. When the Fund invests in ETFs that own fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.

•

High Yield Risk. The Fund invests in ETFs that hold high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities.  These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk).  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•

Credit Risk:  Issuers of debt instruments, including those held by ETFs, might not make payments on debt securities, resulting in losses.  Credit quality of securities may be lowered if an issuer's financial condition changes, also resulting in losses. Foreign Securities and Currency Risk.  The risk of investments in foreign companies, including ETFs which invest in such foreign companies, involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

•

Emerging Markets Risk.  Investments in ETFs that invest in emerging markets instruments involve greater risks than investing in foreign instruments or more developed countries in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

•

Small and Medium Sized Companies Risk. To the extent the Fund invests in ETFs that invest in small or medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies.

•

Growth Risk. The Fund may invest in ETFs which invest in companies or sectors/countries that appear to be growth oriented. Growth companies/sectors are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of a sector’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•

Fund of Funds Risk. The Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. The cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Fund will indirectly bear fees and expenses charged by the ETFs in which a Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.

•

Value Investing Risk. Value investing attempts to identify sectors/companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced.

•

Portfolio Turnover Risk. The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance.

•

Limited Operating History. The Fund is a new enterprise with a limited operating history for investors to evaluate. Accordingly, an investment in the Fund entails a high degree of risk. There can be no assurance that the Fund and the Adviser will achieve the Fund’s investment objective.

•

Interest Rate Risk. The risks associated with the Fund include interest rate risk, which means that the prices of the Fund’s investments are likely to fall if interest rates rise.

•

Management Risk. Management risk is the risk that the quantitative models and investment process utilized by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value; or that the portfolio manager’s decision at any one time to invest in the Country Rotation Portfolio, instead of the Fixed Income portfolio, (or vice versa) will cause the Fund to lose value.

•

Leveraged, Inverse and Inverse-Leveraged ETF Risk.  If you invest in the Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs.  Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. In the case of a 3 times inverse-leveraged ETF, this means that the Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. In the case of a 3 times leveraged ETF, this means that the Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily decrease, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets.  Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.

•

Real Estate Investment Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies.  Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

•

Commodities Risk.   Investing in the commodities markets (indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweighted in certain sectors at various times.

•

Value Investing Risk. Value investing attempts to identify sectors/companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a sector/company judged by the Adviser to be undervalued may actually be appropriately priced.

•

Volatility Market Risk. The Fund may invest in volatility-linked ETFs which may increase or decrease in ways unrelated to the overall direction of financial markets.  This may have the effect of decreasing exposure to the stock component of the Fund’s portfolio.  The Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by lower volatility.

•

Derivatives Risk. ETFs may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Fund’s indirect use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Performance.  Because the Fund has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by calling the Fund toll-free at 1-855-873-3837 (1-855-USE-ETFS).

Investment Adviser.  AFAM Capital, Inc. (the Innealta Capital division) serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Manager.  The following person has served as the Fund’s portfolio manager since its inception in 2012.

Portfolio Manager	Primary Title
Gerald W. Buetow, Jr., Ph.D., CFA	Chief Investment Officer and Portfolio Manager of the Adviser

Purchase and Sale of Portfolio Shares.  Shares of the Country Rotation Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts, variable life contracts, participants in pension and retirement plans will not own shares of the Country Rotation Portfolio directly.  Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on purchase and sale of shares.  You may purchase and redeem shares of the Country Rotation Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information.  It is the Portfolio’s intention to distribute all realized income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some distributions from such contracts may be taxable at ordinary income tax rates.  In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax.  Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries.  A Portfolio or the Adviser may pay the insurance company and other intermediaries for the sale of Portfolio shares and/or other services.  These payments create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a variable contract and the portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section – Innealta Capital Sector Rotation Portfolio

Investment Objective.  The investment objectives of the Innealta Capital Sector Rotation Portfolio (the “Fund” or “Portfolio”) are capital appreciation and current income, consistent with the preservation of capital.

Fees and Expenses of the Fund.  This table describes the annual operating expenses that you may pay if you invest in the Fund through your retirement plan or if you allocate your insurance contract premiums or payments to the Fund.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1	Class 2
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.42%	0.42%
Acquired Fund Fees and Expenses(2)	0.23%	0.23%
Total Annual Fund Operating Expenses	1.65%	1.90%
Fee Waiver/Expense Reimbursement	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.47%	1.72%

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

 (2) This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

 (3) Pursuant to an operating expense limitation agreement between AFAM Capital, Inc. (the Innealta Capital division) (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, dividends on short positions (if any) and Acquired Fund Fees and Expenses) for the Fund do not exceed 1.24%, and 1.49%, of the Fund’s average net assets, for Class 1 and Class 2 shares, respectively, through September 30, 2014, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  However, each insurance contract and separate account involves fees and expenses that are not included in the Example.  If these fees and expenses were included in the Example, your overall expenses would be higher.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Class 1	$150	$503
Class 2	$175	$580

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Portfolio's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies.  The Fund utilizes a fund of funds structure, investing primarily in ETFs.  Using a proprietary model, the Fund allocates its portfolio among ETFs that represent the sector (or sub-sector) equity markets listed below as well as direct or indirect investment in income and alternative asset classes (such as, but not limited to, commodities, real estate, currencies and volatility-linked securities). Under normal market conditions, the Adviser does not anticipate investing generally more than 35% in any single sector or sub-sector equity market and may be invested in any number of sector and sub-sector equity markets .  The Fund may also invest in leveraged ETFs (to amplify returns on ETFs that the Adviser believes are particularly likely to produce positive returns) and inverse and inverse leveraged ETFs (for hedging and risk reduction), as well as ETFs that represent derivatives based on one or more of the aforementioned asset classes.  Further, the Fund may invest in ETFs that track volatility in the market place, for example, the return volatility of the S&P 500 Index.  For temporary defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset classes, at which point the Fund may not achieve its investment objective.

The Fund’s strategy is based on a proprietary tactical asset allocation model that invests in U.S. sector and sub-sector (as defined by Global Industry Classification Structure (GICS) and/or similar industry-standard classification systems) equity markets based on the specific risk/reward characteristics of individual sector or sub-sector equity markets by investing in representative exchange-traded funds (“ETFs”) (the “Sector Allocation Portfolio”). The sectors include, but are not limited to: (1) Consumer Discretionary; (2) Consumer Staples; (3) Energy; (4) Financials; (5) Health Care; (6) Industrials; (7) Information Technology; (8) Materials; (9) Telecom Services; and (10) Utilities.

The Fund’s strategy is based on an approach that seeks to balance the trade-off between return generation and risk control. The process incorporates variables that the Adviser believes have predictive capabilities with respect to equity performance. The Adviser’s Investment Committee analyzes these variables daily on an individual equity market basis. Where the Adviser’s Investment Committee finds the prospective risk-relative return of a given specific sector-representative equity exposure to be superior to that of fixed income or an alternative asset class, an allocation is made to the sector-representative ETF.  If inferior, the allocation is made to fixed income or alternative asset classes. This strategy seeks to provide higher returns relative to the Barclays Capital U.S. Aggregate Bond Index over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

The Fund’s equity exposures within the sector-representative ETFs may include, but are not limited to common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets.  Within fixed income, exposures may include, but are not limited to, those of governments, government agencies, asset-backed securities, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The Fund is not intended to be a complete investment program.  The principal risks of investing in the Fund are:

•

General Risk. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Fund.

•

Exchange Traded Funds Risk. Investment in an exchange traded fund (ETF) carries security specific risk and market risk. Each ETF is designed to track an underlying index, as specified by the sponsor of such ETF. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

•

Equity Securities Risk. The Fund invests in ETFs that hold common stock, which subjects the Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Fixed Income Securities Risk. When the Fund invests in ETFs that own fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.

•

Foreign Securities and Currency Risk.  The risk of investments in foreign companies, including ETFs which invest in such foreign companies, involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

•

High Yield Risk. The Fund invests in ETFs that hold high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities.  These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk).  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•

Credit Risk:  Issuers of debt instruments, including those held by ETFs, might not make payments on debt securities, resulting in losses.  Credit quality of securities may be lowered if an issuer's financial condition changes, also resulting in losses.

•

Small and Medium Sized Companies Risk. To the extent the Fund invests in ETFs that invest in the stocks of small and medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies.

•

Growth Risk. The Fund may invest in ETFs that invest in companies/sectors that appear to be growth oriented. Growth companies/sectors are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the perception of a sector or company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•

Fund of Funds Risk. The Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. The cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Fund will indirectly bear fees and expenses charged by the ETFs in which a Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.

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Emerging Markets Risk. Investments in fixed income ETFs which invest in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in ETFs which invest in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

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Value Investing Risk. Value investing attempts to identify sectors/companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a sector/company judged by the Adviser to be undervalued may actually be appropriately priced.

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Portfolio Turnover Risk. The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance.

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Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweighted in certain sectors at various times.

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Limited Operating History. The Fund is a new enterprise with a limited operating history for investors to evaluate. Accordingly, an investment in the Fund entails a high degree of risk. There can be no assurance that the Fund and the Adviser will achieve the Fund’s investment objective.

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Interest Rate Risk. The risks associated with the Fund include interest rate risk, which means that the prices of the Fund’s investments are likely to fall if interest rates rise.

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Management Risk. Management risk is the risk that the quantitative models and investment process utilized by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value; or that the portfolio manager’s decision at any one time to invest in the Sector Rotation Portfolio instead of the Fixed Income portfolio (or vice versa), will cause the Fund to lose value.

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Leveraged, Inverse and Inverse-Leveraged ETF Risk.  If you invest in the Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs.  Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. In the case of a 3 times inverse-leveraged ETF, this means that the Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. In the case of a 3 times leveraged ETF, this means that the Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily decrease, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets.  Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.

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Real Estate Investment Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies.  Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

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Commodities Risk.  Investing in the commodities markets (indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Volatility Market Risk. The Fund may invest in volatility-linked ETFs which may increase or decrease in ways unrelated to the overall direction of financial markets.  This may have the effect of decreasing exposure to the stock component of the Fund’s portfolio.  The Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by lower volatility.

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Derivatives Risk. ETFs may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Fund’s indirect use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Performance.  Because the Fund has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by calling the Fund toll-free at 1-855-873-3837 (1-855-USE-ETFS).

Investment Adviser.  AFAM Capital, Inc. (the Innealta Capital division) serves as the Fund’s investment Adviser (the “Adviser”).

Portfolio Manager.  The following person has served as the Fund’s portfolio manager since inception in 2012:

Portfolio Manager	Primary Title
Gerald W. Buetow, J., Ph.D., CFA	Chief Investment Officer and Portfolio Manager of the Adviser

Purchase and Sale of Portfolio Shares.  Shares of the Fund are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts, variable life contracts, participants in pension and retirement plans will not own shares of the Fund directly.  Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on purchase and sale of shares.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information.  It is the Fund’s intention to distribute all realized income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some distributions from such contracts may be taxable at ordinary income tax rates.  In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax.  Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Principal Investment Strategies and Related Risks

General Information about the Portfolios and Adviser.

This Prospectus describes the Innealta Capital Country Rotation Portfolio (the “Country Rotation Fund”) and the Innealta Capital Sector Rotation Portfolio (the “Sector Rotation Fund”) (each, a “Fund” or “Portfolio” and together, the “Funds” or “Portfolios”).  Each Fund is a series of Northern Lights Variable Trust, a Delaware statutory trust (the "Trust”).  AFAM Capital, Inc. (the Innealta Capital division) (the “Adviser”) serves as each Fund’s investment adviser.  The Portfolios are intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies (each a "Participating Insurance Company").

The Trust has received an exemptive order from the SEC ("Exemptive Order") that permits the portfolios of the Trust, including each Fund, to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment.  These arrangements may present certain conflicts of interest due to differences in tax treatment and other considerations such that the interests of various variable contract owners participating in a portfolio and the interests of pension and retirement plans investing in a portfolio may conflict.  For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.  It is possible that a difference may arise among the interests of the holders of different types of contracts - for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a portfolio following a change in the portfolio’s investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities.  The Trust’s Board of Trustees (the "Board") and each Participating Insurance Company will attempt to monitor events to prevent such differences from arising.  As a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts.  If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the portfolios.  This might force a portfolio, such as one of the Funds, to sell its securities at disadvantageous prices which could cause a decrease in the portfolio’s NAV.

Individual variable annuity contract holders and flexible premium variable life insurance policyholders are not "shareholders" of the Funds.  The Participating Insurance Company and its separate accounts are the shareholders or investors, although such company will pass through voting rights to its variable annuity contract or flexible premium variable life insurance policyholders.  Shares of the Funds are not offered directly to the general public.

The Adviser, under the supervision of the Board, is responsible for constructing and monitoring each Fund’s investments to be consistent with the investment objective and principal investment strategies of the relevant Fund.  Each Fund invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with its investment objective and style.  The potential risks and returns of each Fund vary with the degree to which the Fund invests in a particular market segment and/or asset class.

Investment Objectives

Fund	Investment Objectives

Country Rotation Portfolio	Capital appreciation and current income, consistent with the preservation of capital.
Sector Rotation Portfolio	Capital appreciation and current income, consistent with the preservation of capital

Each Fund’s investment objectives are not fundamental and may be changed without the approval of shareholders.  Shareholders will be given 60 days’ notice of any such change.

Principal Investment Strategies

Country Rotation Fund -- The Fund utilizes a fund of funds structure, investing primarily in ETFs.  Using a proprietary model, the Fund allocates its portfolio among ETFs that represent the non-U.S. country equity markets listed below as well as direct or indirect investment in income or alternative asset classes (such as, but not limited to, commodities, real estate, currencies and volatility-linked securities). Under normal market conditions, the Adviser does not anticipate investing more than 25% of its assets in any single country equity market and may be invested in any number of country equity markets .  The Fund may also invest in leveraged ETFs (to amplify returns on ETFs that the Adviser believes are particularly likely to produce positive returns) and inverse and inverse leveraged ETFs (for hedging and risk reduction), as well as ETFs that represent derivatives based on one or more of the aforementioned asset classes.  Further, the Fund may invest in ETFs that track volatility in the market place, for example, the return volatility of the S&P 500 Index.  For temporary defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset classes, at which point the Fund may not achieve its investment objective.

The Fund’s strategy is based on a proprietary tactical asset allocation model that invests in non-U.S. country equity markets based on the specific risk/reward characteristics of each individual market by investing in representative exchange-traded funds (“ETFs”).  The countries analyzed for investment include but are not limited to: (1) Australia, (2) Austria, (3) Belgium, (4) Brazil, (5) Canada, (6) China, (7) Colombia, (8) Egypt, (9) France, (10) Germany, (11) Greece, (12) Hong Kong, (13) India, (14) Indonesia, (15) Ireland, (16) Israel, (17) Italy, (18) Japan, (19) Korea, (20) Malaysia, (21) Mexico, (22) Netherlands, (23) New Zealand, (24) Norway, (25) Peru, (26) Philippines, (27) Poland, (28) Russia, (29) Singapore, (30) South Africa, (31) Spain, (32) Sweden, (33) Switzerland, (34) Taiwan, (35) Thailand, (36) Turkey, and (37) the United Kingdom.

The Fund’s strategy is based on an approach that seeks to balance the trade-off between return generation and risk control. The process incorporates variables that the Adviser believes have predictive capabilities with respect to equity performance. The Adviser’s Investment Committee analyzes these variables daily on an individual equity market basis. Where the Adviser’s Investment Committee finds the prospective risk-relative return of a given specific country-representative equity exposure to be superior to that of fixed income or an alternative asset class, an allocation is made to the country-representative ETF.  If inferior, the allocation is made to fixed income or alternative asset classes. This strategy seeks to provide higher returns relative to the Barclays Capital U.S. Aggregate Bond Index over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

The Adviser utilizes its proprietary tactical asset allocation  model to determine a portfolio allocation to equities (country-representative ETFs), fixed income, or alternative asset classes under specific investment parameters, according to market indicators provided by the Adviser’s proprietary investment process.  The strategy uses a proprietary quantitative framework based on economic, fundamental, risk and technical analyses that evaluate the risk/reward potential of investing in the equity markets. The framework incorporates variables that the Adviser believes have predictive capabilities in regard to equity performance. Each country is examined individually as the Adviser analyzes these variables on an individual equity-market basis.

To determine fit for potential investment, the Adviser reviews the assets within the ETF, in addition to the normal dollar volume liquidity of the ETF itself, in the context of: (1) the size of the market and the liquidity of the underlying asset class the ETF represents; (2) the likely size of the position the Fund intends to establish; and (3) the sophistication of the ETF provider.

The Fund’s equity exposures within the country-representative ETFs may include, but are not limited to common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets.  Within fixed income, exposures may include, but are not limited to, those of governments, government agencies, asset-backed securities, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade.

Sector Rotation Fund -- The Fund utilizes a fund of funds structure, investing primarily in ETFs.  Using a proprietary model, the Fund allocates its portfolio among ETFs that represent the sector (or sub-sector) equity markets listed below as well as direct or indirect investment in income or alternative asset classes (such as, but not limited to, commodities, real estate, currencies and volatility-linked securities). Under normal market conditions, the Adviser does not anticipate investing generally more than 35% of its assets in any single sector and may be invested in any number of sectors or sub-sectors, .  The Fund may also invest in leveraged ETFs (to amplify returns on ETFs that the Adviser believes are particularly likely to produce positive returns) and inverse and inverse leveraged ETFs (for hedging and risk reduction), as well as ETFs that represent derivatives based on one or more of the aforementioned asset classes.  Further, the Fund may invest in ETFs that track volatility in the market place, for example, the return volatility of the S&P 500 Index.  For temporary defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset classes, at which point the Fund may not achieve its investment objective.

The Fund’s strategy is based on a proprietary tactical asset allocation model that invests in U.S. sector equity markets based on the specific risk/reward characteristics of individual sector and sub-sector (as defined by Global Industry Classification Structure (GICS) and/or other similar industry-standard classification systems) individual equity market by investing in representative equity-only exchange-traded funds (“ETFs”)(the “Sector Allocation Portfolio”). The sectors include, but are not limited to: (1) Consumer Discretionary; (2) Consumer Staples; (3) Energy; (4) Financials; (5) Health Care; (6) Industrials; (7) Information Technology; (8) Materials; (9) Telecom Services; and (10) Utilities.

The Fund’s strategy is based on an approach that seeks to balance the trade-off between return generation and risk control. The process incorporates variables that the Adviser believes have predictive capabilities with respect to equity performance. The Adviser’s Investment Committee analyzes these variables daily on an individual equity market basis. Where the Adviser’s Investment Committee finds the prospective risk-relative return of a given specific sector-representative equity exposure to be superior to that of fixed income or an alternative asset class, an allocation is made to the sector-representative ETF.  If inferior, the allocation is made to fixed income or alternative asset classes. This strategy seeks to provide higher returns relative to the Barclays Capital U.S. Aggregate Bond Index over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

The Adviser utilizes its proprietary tactical asset allocation model to determine a portfolio allocation to equities (sector-representative ETFs), fixed income, or alternative asset classes under specific investment parameters, according to market indicators provided by the Adviser’s proprietary investment process.  The strategy uses a proprietary quantitative framework based on economic, fundamental, risk and technical analyses that evaluate the risk/reward potential of investing in the equity markets. The framework incorporates variables that the Adviser believes have predictive capabilities in regard to equity performance. Each sector is examined individually as the Adviser analyzes these variables on an individual equity-market basis.

To determine fit for potential investment, the Adviser reviews the assets within the ETF, in addition to the normal dollar volume liquidity of the ETF itself, in the context of: (1) the size of the market and the liquidity of the underlying asset class the ETF represents; (2) the likely size of the position we intend to establish; and (3) the sophistication of the ETF provider.

The Fund’s equity exposures within the sector-representative ETFs may include, but are not limited to common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets.  Within fixed income, exposures may include, but are not limited to, those of governments, government agencies, asset-backed securities, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade.

Principal Risks of Investing in the Portfolios

Before investing in either Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in a Fund.  The value of your investment in each Fund will go up and down with the prices of the securities in which the Fund invests.  The following risks apply to each Fund directly or through its investments in ETFs. The principal risks of investing in each Fund are:

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect a Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in either Fund. An investment in a Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in either Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Fund.

Risks of Exchange Traded Funds. Investment in an exchange traded fund (ETF) carries security specific risk and the market risk.  Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline.  In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.  A Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative.

Each Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in a Fund generally will be higher than the cost of investing directly in ETFs.

Risks of Investing in Equity Securities. Each Fund invests in exchange traded funds (ETFs) that hold common stock, which subjects the Fund and its shareholders to the risks associated with common stock investing.  These risks include the financial risk of selecting securities that do not perform as anticipated, the risk that the stock markets in which a Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company in which ETFs invest, including the strength of the company’s management or the demand for its product or services.  You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services.  In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations. There are overall stock market risks that may also affect the value of a Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of a Fund’s investments may increase or decrease more than the stock markets in general. Of course, each Fund is subject to these same risks to the extent that it invests directly in common stocks.

Risks of Investing in Fixed Income Securities. When a Fund invests in exchange traded funds (ETFs) that own fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, each Fund may invest in ETFs that own what are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

High Yield Risk. Each Fund may invest in ETFs that hold high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities.  These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk).  If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Credit Risk: There is a risk that issuers of debt instruments, including those held by ETFs, will not make interest and/or principal payments on their securities.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  Lower credit quality will lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also will affect liquidity and make it difficult for the Fund or an ETF to sell the security.  This means that, compared to issuers of higher-rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by the Fund , directly or through an ETF, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund or an ETF to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Foreign Securities and Currency Risk.  To the extent that a Fund invests in ETFs that hold securities of foreign companies, including ADRs, your investment is subject to foreign securities risk.  These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  In addition to developed markets, a Fund’s investments in foreign securities may include investments in securities of companies in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Emerging Markets Risk. Investments in ETFs which hold emerging markets instruments involve all of the risks of investing in foreign instruments; however these risks are generally heightened because emerging markets are in the initial stages of industrialization and have lower per capita income. Emerging markets are generally more volatile than the markets of developed countries with more mature economies. Emerging markets often provide significantly higher or lower rates of return than developed markets and carry significantly more risks to investors.

Risks of Small and Medium Sized Companies. To the extent a Fund invests in ETFs that invest in the stocks of small and medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.

Growth Risk. A Fund may invest in ETFs that invest in companies or sectors that appear to be growth oriented. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of a sector’s growth potential are wrong, the securities purchased may not perform as expected, reducing a Fund’s return.

Fund of Funds Risk. Each Fund may be deemed to be a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. Investors can invest directly in ETFs and do not have to invest through a Fund. The cost of investing in a Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in a Fund will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to such Fund’s direct fees and expenses.  Each Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which a Fund invests will not be able to replicate exactly the performance of the benchmarks they are designed to track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.  Certain securities comprising the indices tracked by these ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable benchmarks.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s/sector’s intrinsic value may never be fully realized by the market or that a sector judged by the Adviser to be undervalued may actually be appropriately priced.

Portfolio Turnover Risk. Each Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year. How long a Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause a Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance.

Sector Risk. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of its assets in ETFs in a particular sector, each Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. The sectors in which a Fund may be over-weighted will vary.

Management Risk. Management risk is the risk that quantitative models and the investment process utilized by a Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value; or that the portfolio manager’s decision at any one time to invest in the Country/Sector Rotation Portfolio (respectively) instead of the Fixed Income portfolio (or vice versa), will cause the Fund to lose value.  The Adviser’s selection of representative ETFs, or sector allocations within the respective Portfolios or fixed income portfolio may also cause a Fund to lose value.

Leveraged, Inverse and Inverse-Leveraged ETF Risk.  If you invest in a Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs.  Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. In the case of a 3 times inverse-leveraged ETF, this means that the Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. In the case of a 3 times leveraged ETF, this means that the Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily decrease, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets.  Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.

Real Estate Investment Risk. The Funds may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies.  Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Commodities Risk.  Investing in the commodities markets (indirectly) may subject a Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Limited Operating History. Each of the Funds is a new enterprise with a limited operating history for investors to evaluate. Accordingly, an investment in a Fund entails a high degree of risk. There can be no assurance that either Fund will achieve its investment objective notwithstanding the performance of any or all of the foregoing or their respective affiliates or principals in other transactions including, without limitation, arrangements similar in nature to either Fund.

Interest Rate Risk. The values of certain instruments, including bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Volatility Market Risk. The Fund may invest in volatility-linked ETFs which may increase or decrease in ways unrelated to the overall direction of financial markets.  This may have the effect of decreasing exposure to the stock component of the Fund’s portfolio.  The Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by lower volatility.

Derivatives Risk. The Funds may invest in ETFs that use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund’s indirect use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”) by underlying investment funds could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC.

Futures Risk.  The Funds’ indirect use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk.  Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified.  Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.  There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.  Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities.  While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid.  Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.  Additionally, government regulation may further reduce liquidity through similar trading restrictions.  As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.  The successful use of futures depends upon a variety of factors, particularly the ability of the adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular futures strategy adopted will succeed.

Options Risk. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Portfolio Holdings Information

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Management of the Portfolios

The Adviser

Each Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with AFAM Capital, Inc. (the Innealta Capital division), located at 12117 FM 2244, Building 3, Suite 170, Austin TX 78738, under which the Adviser manages the investments of each Fund subject to the supervision of the Board.  Innealta Capital is a division of AFAM Capital, Inc. (“AFAM”) and AFAM is an independent, SEC-registered investment adviser, wholly owned by AF Holdings, Inc.

The Country Rotation strategy was constructed from model ETF portfolios created by Gerald W. Buetow, Jr., Ph.D., CFA, the founder and Chief Investment Officer of Innealta Capital.  The inception date for these models was January 3, 2007, at which time Dr. Buetow was employed with Marco Polo XTF, Inc.  He later maintained the models while employed with Envestnet, Inc. in 2008 and founded Innealta Portfolio Advisors with them in July of that same year.  The Adviser purchased Innealta Portfolio Advisors in November 2009.  AFAM Capital began using Dr. Buetow’s quantitatively driven tactical asset allocation approach to manage private client accounts effective December 31, 2009, and launched the Fund which commenced operations November 8, 2012, and which employs these same strategies.

The Sector Rotation strategy was constructed from model ETF portfolios created by Gerald W. Buetow, Jr., Ph.D., CFA, the founder and Chief Investment Officer of Innealta Capital.  The inception date for these models was January 3, 2007, at which time Dr. Buetow was employed with Marco Polo XTF, Inc.  He later maintained the models while employed with Envestnet, Inc. in 2008 and founded Innealta Portfolio Advisors with them in July of that same year.  The Adviser purchased Innealta Portfolio Advisors in November 2009.   AFAM Capital began using Dr. Buetow’s quantitatively driven tactical asset allocation approach to manage private client accounts effective December 31, 2009, and launched the Fund which commenced operations November 8, 2012, and which employs these same strategies.

Under the Advisory Agreement, each Fund compensates the Adviser for its investment advisory services at the annual rate of 1.00% of such Fund’s average daily net assets, payable on a monthly basis.  The Adviser commenced operations in August 2012.

Portfolio Expenses. Each Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and each Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of each Fund to ensure that the total amount of Fund operating expenses (excluding interest and tax expenses and acquired fund fees and expenses) do not exceed 1.24% and 1.49% of each Fund’s average net assets for Class 1 and Class 2 shares respectively, through April 30, 2014, subject thereafter to annual re-approval of the agreement by the Board   Any reduction in advisory fees or payment of expenses made by the Adviser with regard to a Fund may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation of Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board.  Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated with regard to each Fund only by, or with the consent, of the Board.

A discussion regarding the basis for the Board’s approval of each Advisory Agreement will be available in each Fund’s first annual or semi-annual report to shareholders.

Portfolio Manager

Gerald W. Buetow, Jr., Ph.D., CFA serves as the portfolio manager to each Fund.  Dr. Buetow is the founder and Chief Investment Officer of Innealta Capital, and has been managing tactical portfolios, such as those of the Adviser, for approximately 20 years.  Prior to joining the Adviser, Dr. Buetow was the founder of BFRC Services, LLC and Innealta Portfolio Advisors, LLC – quantitative consulting and advisory firms located in Charlottesville, VA. Clients have included: Deutsche Bank, Goldman Sachs, Bank of America, Wachovia, CFA Institute, Bank of New York, Wellington, among many others. His previous experience includes: former Chief Investment Officer of XTF GAM, LLC, Senior Portfolio Manager/Managing Director at Portfolio Management Consultants and Director of Research and Product Development at Atlantic Asset Management, LLC. Dr. Buetow was also Vice President of Curriculum Development for the Association for Investment Management and Research (AIMR). In addition, Dr. Buetow was the Wheat First Professor of Finance and Director of the Quantitative Finance program at James Madison University. He was also lead quantitative researcher for Prudential Investment's Quantitative Investment Management Group where he managed an enhanced index fund and developed structured securities.

Dr. Buetow also has numerous publications in various academic and practitioner journals as well as in various edited works. He has also recently completed two books on term structure modeling and interest rate contingent claim valuation. Dr. Buetow has a B.S. in Electrical Engineering and a Ph.D. in Finance and Econometrics from Lehigh University. He also has a M.S. in Finance from the University of Texas - Dallas and is a CFA charter holder.

The Portfolios’ Statement of Additional Information provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and his ownership of shares of the Fund.

Shareholder Information

Description of Share Classes

Description of Classes.  The Trust has adopted a multiple class plan that allows each Fund to offer one or more classes of shares.  Each Fund has registered two classes of shares – Class 1 shares and Class 2 shares.  Not all share classes may be available for purchase in all states.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•

Class 1 shares are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.

•

Class 2 shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and servicing fee.

Share Price

The net asset value (“NAV”) and offering price of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund.  Because a Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of each Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing its NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of either Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, such Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase and Redeem Shares

Each Fund offers two classes of shares: Class 1 and Class 2 shares.  The main differences between the classes are the ongoing fees.  Class 2 shares pay an annual fee of up to 0.25% for distribution related expenses pursuant to a plan under Rule 12b-1, and Class 1 shares do not pay such fees.    Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund.

As described earlier in this Prospectus, shares of each Fund are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not own shares of a Fund directly.  Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts.  All investments in a Portfolio are credited to the shareholder’s account in the form of full or fractional shares of such Portfolio.  The Portfolios do not issue share certificates.  Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity contract.  Redemptions are processed on any day on which the Portfolio is open for business.  Please refer to your insurance contract prospectus or retirement plan documents for additional information.

When Order is Processed

Shares of a Fund are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts.  These charges are described in the applicable product prospectus.  Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the Participating Insurance Company, or qualified pension or retirement plan, in good order.  All requests received in good order by a Participating Insurance Company, or qualified pension or retirement plan before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open will be executed on that same day.  Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next business day.  The Participating Insurance Company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and federal funds to a Portfolio.

The USA PATRIOT Act requires financial institutions, including each Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address.  This information will assist them in verifying your identity.  As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Distributions and Taxes

Tax Consequences

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").  As qualified, a Fund is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts.  Taxable income consists generally of net investment income, and any capital gains.  It is each Fund’s intention to distribute all such income and gains.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some distributions from such contracts may be taxable at ordinary income tax rates.  In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Funds are offered to the separate accounts of the participating life insurance companies and their affiliates.  Separate accounts are insurance company separate accounts that fund the annuity contracts.  Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts.  In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as a Fund, must meet certain diversification requirements.  If a Fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.  The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on a Fund.  Each Fund intends to comply with the diversification requirements.  These requirements are in addition to the diversification requirements imposed on a Fund by Subchapter M and the 1940 Act.  The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by "safe harbor" rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer.  If a Fund does not satisfy the section 817(h) requirements, the separate accounts, the insurance company, the policies and the annuity contracts may be taxable.  See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of the life insurance company and the separate accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The preceding is only a summary of some of the important federal income tax considerations generally affecting a Fund and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors for more information.

Dividends and Distributions

All dividends are distributed to the separate accounts or other shareholders on an annual basis and will be automatically reinvested in Fund shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash.  Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

Frequent Purchases and Redemption of Portfolio Shares

Each Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  If the Fund invests in ETFs that hold foreign securities, it is at greater risk of market timing because the underlying ETF holding foreign securities may, itself, be subject to time zone market timing, to capture profit inherent in the time zone differences between hours of trading between U.S. and foreign exchanges.  Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Funds nor the advisor will be liable for any losses resulting from rejected purchase or exchange orders.  The advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with a Fund.

Because purchase and sale transactions are submitted to a Fund on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, or other shareholder, the Fund is not able to identify market timing transactions by individual variable insurance contract or plan participant.  Short of rejecting all transactions made by a separate account, a Fund lacks the ability to reject individual short-term trading transactions.  Each Fund, therefore, has to rely upon the insurance company or other shareholder to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies, or such shareholder’s plan documents.  Each Fund has entered into an information sharing agreement with the insurance company or other shareholders that use the Fund as an underlying investment vehicle for its separate accounts.  Under this agreement, the insurance company or other shareholder is obligated to (i) adopt and enforce during the term of the agreement a market timing policy, the terms of which are acceptable to a Fund; (ii) furnish the Fund, upon its request, with information regarding contract or policyholder trading activities in shares of the Fund; and (iii) enforce its market timing policy with respect to contract, policyholders or plan participants identified by the Fund as having engaged in market timing.

Each Fund will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or plan to determine whether or not short-term trading is involved.  When information regarding transactions in a Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an "indirect intermediary"), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of the contract or policyholder or any other persons.  Each Fund will seek to apply these policies as uniformly as practicable.  It is, however, more difficult to locate and eliminate individual market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that a Fund will be able to do so.  In addition, the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner.  Many of these contracts do not limit the number of transfers that a contract owner may make among the available investment options.  The terms of these contracts, the presence of financial intermediaries (including the insurance company) between a Fund and the contract and policyholders and other factors such as state insurance laws may limit the Fund’s ability to deter market timing.  Multiple tiers of such financial intermediaries may further compound a Fund’s difficulty in deterring such market timing activities.  Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

Important Notice Regarding Delivery of Shareholder Documents.  To reduce expenses, each Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Fund at 1-855-873-3837 (1-855-USE-ETFS) on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

Shares of one of the Class of a Fund will not be exchangeable for shares of other Classes.

Distribution of Portfolio Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to each Fund.  The Distributor is a registered broker-dealer and member of Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of each Fund are offered on a continuous basis.

Distribution (12b-1) Plan

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act.  Under the 12b-1 Plan, each Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board, a fee for the promotion and distribution of the Fund.  The maximum amount of the fee authorized is 0.25% of each Fund’s average daily net assets annually for the Class 2 shares.  A portion of the fee payable pursuant to the 12b-1 Plan, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Fund’s distributor and other entities are paid under the 12b-1 Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of Fund shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the 12b-1 Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.  Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Fund, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Voting and Meetings

The Participating Insurance Company that issued your variable contract will solicit voting instructions from you and other purchasers of variable annuity contracts with respect to any matters that are presented to a vote of shareholders.  The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal).  To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter.  Shareholders shall be entitled to one vote for each share held.

The Funds do not hold annual meetings of shareholders but may hold special meetings.  Special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment policies, or approve an investment advisory contract.  Unless required otherwise by applicable laws, one-third of the outstanding shares constitute a quorum (or one-third of a Portfolio or class if the matter relates only to a class) and the insurance company may vote all shares as set forth above.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the period of the Portfolios’ operations.  Certain information reflects financial results for a single Portfolio share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment if all dividends and distributions).  This information for each Portfolio for the period ended December 30, 2012, has been derived from the financial statements audited by BBD, LLP, the Portfolios’ independent registered public accounting firm, whose report, along with each Portfolio's financial statements, are included in the Portfolios' December 31, 2012 annual report, which is available upon request.  This information for each Portfolio for the period ended June 30, 2013, has been derived from each Portfolio’s unaudited financial statements.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Innealta Capital Sector Rotation Portfolio	Innealta Capital Sector Rotation Portfolio		Innealta Capital Country Rotation Portfolio	Innealta Capital Country Rotation Portfolio
	Class 2	Class 2		Class 2	Class 2
	Six Months Ended June 30, 2013(1) (unaudited)	Period Ended December 31, 2012(1)		Six Months Ended June 30, 2013(1) (unaudited)	Period Ended December 31, 2012(1)
Net asset value, beginning of period	$ 10.06	$ 10.00		$ 10.06	$ 10.00
Activity from investment operations:
Net investment income(2)	0.06	0.06		0.10	0.06
Net realized and unrealized
gain on investments	(0.38)	0.00	(8)	(0.38)	0.00	(8)
Total from investment operations	(0.32)	0.06		(0.28)	0.06

Net asset value, end of period	$ 9.74	$ 10.06		$ 9.78	$ 10.06

Total return(3)	(3.18)%	0.60%		(2.78)%	0.60%

Net assets, end of period (000s)	$ 288	$ 63		$ 359	$ 63

Ratio of gross expenses to average
net assets(4)(5)(6)	21.12%	159.45%		24.26%	162.87%
Ratio of net expenses to average
net assets(5)(6)	1.49%	1.49%		1.49%	1.49%
Ratio of net investment loss
to average net assets(5)(6)(9)	1.34%	4.12%		2.27%	4.07%
Portfolio Turnover Rate(7)	113%	0%		147%	0%

(1) Class 2 shares commenced operations November 8, 2012.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data per period.

(3) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for less than one year are not annualized. Had the Adviser not waived its fees and reimbursed total return would have been lower.

(4).Represents the ratio of expense to average net assets absent fee waivers and expense reimbursements by the Adviser.
(5) Annualized.
(6) Does not include the expense of other investment companies in which the Portfolio invests.
(7) Not annualized.
(8) Less than $0.01 per share.
(9) Recognition of net income by the Portfolios is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolios invests.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

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investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share

For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

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open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust does not jointly market.

Investment Adviser

AFAM Capital, Inc. (the Innealta Capital division)

12117 FM 2244, Building 3, Suite 170

Austin, TX 78738

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Custodian

Union Bank, National Association

350 California Street, 6th Floor

San Francisco, CA 94104

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

 Innealta Capital Country Rotation Portfolio

Innealta Capital Sector Rotation Portfolio

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of each Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about each Fund’s investments will also be available in each Fund’s Annual and Semi-Annual Reports to Shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-855-873-3837 (1-855-USE-ETFS) , or by writing to:

Innealta Capital Portfolios

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Information is also available at www.innealtafunds.com.

You can review and copy information, including each Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•

free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;

•

for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or

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for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

______________________________________________________

(The Trust’s SEC Investment Company Act file number is 811-21853)